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                                                                    EXHIBIT 99.2

                                 CERTIFICATION
           PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE
             UNITED STATES CODE AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-K of Harris Corporation ("Harris") for the fiscal year ended June 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bryan R. Roub, Senior Vice President and Chief Financial Officer of Harris, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. sec.1350, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Harris.

Dated: September 3, 2002
                                                  /s/ BRYAN R ROUB
                                        ----------------------------------------
                                        Name: Bryan R. Roub
                                        Title: Senior Vice President and Chief
                                        Financial Officer